EXHIBIT 10.11

PALIGENT INC.

FOURTH EXTENSION TO THE BOARD OF DIRECTORS

CONSULTING AND CONFIDENTIALITY AGREEMENT

THIS FOURTH EXTENSION TO THE BOARD OF DIRECTORS CONSULTING AND CONFIDENTIALITY AGREEMENT, AS AMENDED (the “Fourth Extension”), is made as of this 2nd day of January, 2002 (the “Effective Date”) by and between PALIGENT INC., a Delaware corporation (the “Company”) and Michael S. Weiss (the “Consultant”).

WHEREAS, the Company and the Consultant have entered into a Board of Directors Consulting and Confidentiality Agreement dated as of January 1, 1998 (the “Agreement”);

WHEREAS, the Company and the Consultant have entered into an Extension to the Agreement dated December 3, 1998 (the “Extension”);

WHEREAS, the Company and the Consultant have entered into an Extension to the Agreement dated February 9, 2001 (the “Second Extension”);

WHEREAS, the Company and the Consultant have entered into an Extension to the Agreement dated May 16, 2001 (the “Third Extension”);

WHEREAS, the Company and the Consultant wish to extend the Extension Term for an additional period of one year commencing January 1, 2002 and ending on December 31, 2002 (the “Fourth Extension Term”);

NOW, THEREFORE, the Company and the Consultant, in consideration of the mutual promises contained herein, hereby agree as follows:

19.                                 DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement, the Extension, the Second Extension and the Third Extension.

20.                                 THIRD EXTENSION

20.1    Engagement. The Company hereby retains the Consultant and the Consultant hereby agrees to perform the services described in Sections 2.1 and 2.2, and in Section 4.2, as amended, of the Agreement for the Fourth Extension Term.

20.2    Incorporation of Agreement Provisions. Except as modified herein, the Company and Consultant agree that all of the provisions of the Agreement, the Extension, the Second Extension and the Third Extension are incorporated herein and shall apply to the Consultancy during the Fourth Extension Term with the same force and effect as if set forth herein.

21.                                 REPRESENTATION, WARRANTIES AND COVENANTS

Consultant hereby represents, warrants and covenants to the Company that the Consultant is under no contractual or other restriction or obligation which is inconsistent with his execution of this Fourth Extension or the performance of his duties hereunder and that, during the Fourth Extension Term, Consultant did not enter into any agreement either written or oral in conflict with this Fourth Extension.

The Consultant and the Company have executed and delivered this Fourth Extension as a document under seal as of the Effective Date.

PALIGENT INC.		CONSULTANT:

By:	/s/ Salvatore A. Bucci	/s/ Michael S. Weiss
	Salvatore A. Bucci	Michael S. Weiss
President and Chief Executive Officer